UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2020

MICT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On January 21, 2020, MICT, Inc., a Delaware corporation (the “Company”), entered into a Conversion Agreement with  BNN Technology PLC, a United Kingdom Private Company (“BNN”), pursuant to which BNN agreed to convert the outstanding convertible note, issued on July 31, 2019, into 1,818,181 shares of the Company’s newly-designated Series B Preferred Stock, par value $0.001 per share, with a stated value of $1.10 per share (the “Series B Preferred”) (collectively, the “Conversion”).

The Series B Preferred shall be convertible into shares of the Company’s common stock, par value $0.001 per share, at any time after the Company shall have received shareholder approval, and shall also convert automatically upon the occurrence of certain events, including the completion by the Company of a fundamental transaction. The Series B Preferred shall be non-voting and non-redeemable.

As a result of (i) the Conversion and (ii) the recent receipt of $1,750,000 in connection with the sale and issuance of additional shares of Series A Preferred Stock, par value $0.001 per share, pursuant to that certain Securities Purchase Agreement entered into by and among the Company and certain purchasers on June 4, 2019, the Company’s stockholders’ equity as of the date of this Current Report on Form 8-K exceeds $5 million.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Conversion, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred (the “Certificate of Designation”) with the Secretary of State of the State of Delaware (the “Delaware SOS”) on January 21, 2020 to designate the rights and preferences of up to 1,818,181 shares of Series B Preferred.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Designations as filed with the Delaware SOS, which is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)

3.1	Certificate of Designation of the Preferences, Rights and Limitations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: January 21, 2020	By:	/s/ David Lucatz
		Name:	David Lucatz
		Title:	President and Chief Executive Officer

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